UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 13, 2008

ENTERCOM COMMUNICATIONS CORP.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-14461	23-1701044
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

401 City Avenue, Suite 809
Bala Cynwyd, Pennsylvania	19004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (610) 660-5610

(Former Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement

Amended and Restated Entercom Equity Compensation Plan

                On February 19, 2008, the Board of Directors of Entercom Communications Corp. (the “Company”) adopted, subject to shareholder approval, an amendment and restatement of the Entercom Equity Compensation Plan (the “Plan”).  At the Annual Meeting of Shareholders of the Company held on May 13, 2006, the shareholders approved the amended and restated Plan.

                A summary of the material terms of the Plan is included in the Company’s Proxy Statement on Schedule 14A on pages 6-9, which is filed as Exhibit 99.01 to this Current Report on Form 8-K.  The summary of the material terms of the Plan is, by its nature, incomplete.  For further information regarding the terms and conditions of the Plan, reference is made to the complete text of the Plan, which is filed as Exhibit 10.01 to this Current Report on Form 8-K.

Entercom Annual Incentive Plan

                On February 19, 2008, the Board of Directors of Entercom Communications Corp. (the “Company”) adopted, subject to shareholder approval, the Entercom Annual Incentive Plan (the “AI Plan”).  At the Annual Meeting of Shareholders of the Company held on May 13, 2006, the shareholders approved the AI Plan.

                A summary of the material terms of the AI Plan is included in the Company’s Proxy Statement on Schedule 14A on pages 10-11, which is filed as Exhibit 99.02 to this Current Report on Form 8-K.  The summary of the material terms of the AI Plan is, by its nature, incomplete.  For further information regarding the terms and conditions of the AI Plan, reference is made to the complete text of the AI Plan, which is filed as Exhibit 10.02 to this Current Report on Form 8-K.

Item 5.02(e).  Compensatory Plan or Arrangement.

Amended and Restated Entercom Equity Compensation Plan

                The information provided in Item 1.01 of this Form 8-K concerning the Entercom Equity Compensation Plan is hereby incorporated into this Item 5.02.

Entercom Annual Incentive Plan

                The information provided in Item 1.01 of this Form 8-K concerning the Entercom Annual Incentive Plan is hereby incorporated into this Item 5.02.

Item 9.01.   Exhibits

                (c)           Exhibits

                                The following exhibits are part of this Current Report on Form 8-K:

Exhibit Number	Description
10.01	Entercom Equity Compensation Plan. (1)
10.02	Entercom Annual Incentive Plan. (2)
99.01	Summary of material terms of the Entercom Equity Compensation Plan. (3)
99.02	Summary of material terms of the Entercom Annual Incentive Plan. (4)

(1)	Incorporated by reference to Exhibit A of the Company’s 2008 Proxy Statement on Schedule 14A filed on March 24, 2008.
(2)	Incorporated by reference to Exhibit B of the Company’s 2008 Proxy Statement on Schedule 14A filed on March 24, 2008.
(3)	Incorporated by reference to pages 6-9 of the Company’s 2008 Proxy Statement on Schedule 14A filed on March 24, 2008.
(4)	Incorporated by reference to pages 10-11 of the Company’s 2008 Proxy Statement on Schedule 14A filed on March 24, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entercom Communications Corp.

By:	/s/ Stephen F. Fisher
Stephen F. Fisher
Executive Vice President - Operations and
Chief Financial Officer

Dated: May 19, 2008

EXHIBIT INDEX

Exhibit Number	Description
10.01	Entercom Equity Compensation Plan. (1)
10.02	Entercom Annual Incentive Plan. (2)
99.01	Summary of material terms of the Entercom Equity Compensation Plan. (3)
99.02	Summary of material terms of the Entercom Annual Incentive Plan. (4)

(1)	Incorporated by reference to Exhibit A of the Company’s 2008 Proxy Statement on Schedule 14A filed on March 24, 2008.
(2)	Incorporated by reference to Exhibit B of the Company’s 2008 Proxy Statement on Schedule 14A filed on March 24, 2008.
(3)	Incorporated by reference to pages 6-9 of the Company’s 2008 Proxy Statement on Schedule 14A filed on March 24, 2008.
(4)	Incorporated by reference to pages 10-11 of the Company’s 2008 Proxy Statement on Schedule 14A filed on March 24, 2008.